                                                                     EXHIBIT 4.1
                      (Specimen Common Stock Certificate)


                               (Arch Coal Logo)

Number                                                                    Shares
------                                                                    ------

               COMMON STOCK                              COMMON STOCK
                 PAR VALUE                                 PAR VALUE
                   $.01                                      $.01

INCORPORATED UNDER THE LAWS                              CUSIP 039380 10 0
OF THE STATE OF DELAWARE                                 SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS
                                ARCH COAL, INC.
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THIS CERTIFIES THAT

IS THE OWNER OF
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            FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Arch Coal, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK
Dated:

Countersigned and Registered:                                         (SEAL)
   FIRST CHICAGO TRUST COMPANY
     OF NEW YORK,
            Transfer Agent and Registrar

     By: /s/ Joseph F. Spadaford           /s/ Steven F. Leer
         ----------------------------      -------------------------------------
                                           President and Chief Executive Officer
     Authorized Signature

                                           /s/ Rosemary L. Klein
                                           -------------------------------------
                                           Secretary
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This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, as it may from time to time be supplemented or amended (the "Rights Agreement"), by and between Arch Coal, Inc. (the "Company") and the Rights Agent (as defined in the Rights Agreement), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may expire or may be redeemed, exchanged or be evidenced by separate certificates and no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or their Affiliates or Associates (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

Arch Coal, Inc. will furnish without charge to any stockholder who so requests to the Secretary of the Company at its principal place of business a statement describing the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preference and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common               UNIF GIFT MIN ACT -- __________ Custodian ________
TEN ENT -- as tenants by the entireties                              (Cust.)             (Minor)
JT TEN  -- as joint tenants with right of                          Under Uniform Gifts to Minors
           survivorship and not as                                 Act _________________________
           tenants in common                                                   (State)

                                              UNIF GIFT MIN ACT -- __________ Custodian (until age _____)
                                                                   _______ under Uniform Transfers
                                                                   (Minor)
                                                                   to Minors Act _______________
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________

______________________

________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_____________________ Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ _______________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________________

                                       2
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AFFIXED MEDALLION SIGNATURE         ____________________________________________
GUARANTEE IMPRINT BELOW                            (Signature)

                                    ____________________________________________
                                                   (Signature)

                                    ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                    CHANGE WHATEVER

                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                    SECURITIES BROKER/DEALER, COMMERICAL BANK &
                                    TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
                                    OR A CREDIT UNION PARTICIPATING IN A
                                    MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                    TRANSFER ASSOCIATION, INC.

                                       3